ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”) is dated as of January 1, 2009, and made by Weyerhaeuser NR Company, a Washington corporation (“Obligor”), in favor of Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”).

RECITALS

A.           Obligor is a wholly-owned subsidiary of Weyerhaeuser.  As a condition to and in consideration for the contribution by Weyerhaeuser of certain of its assets to Obligor, Obligor has agreed, as between Weyerhaeuser and Obligor, to assume certain indebtedness of Weyerhaeuser.

B.           The purpose of this Agreement is to evidence the assumption by Obligor of certain indebtedness of Weyerhaeuser.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligor hereby agrees with and for the benefit of Weyerhaeuser from time to time as follows:

1.	Assumption

(a)           As between Weyerhaeuser and Obligor, Obligor, hereby unconditionally and expressly assumes the due and punctual performance of all payment obligations (the “Indebtedness Payment Obligations”) of Weyerhaeuser under and in respect of the indebtedness of Weyerhaeuser described on Schedule I attached to this Agreement, including, without limitation, the payment of all principal, interest, any yield maintenance premium or other prepayment charge in respect of such indebtedness, costs of enforcement of the rights of the holders of such indebtedness and other charges, fees and costs arising out of or related to such indebtedness (collectively, the “Indebtedness”), all to the same extent and with the same effect as if Obligor had originally executed all agreements, instruments and other documents evidencing, arising out of or related to such Indebtedness (collectively, and as amended from time to time, the “Loan Documents”) and had been named as an additional original obligor therein in respect of the Indebtedness.

(b)           Obligor shall satisfy the Indebtedness Payment Obligations by making payments (i) directly to the holders of the Indebtedness (or any trustee acting on behalf of such holders) or (ii) directly to Weyerhaeuser, as instructed by Weyerhaeuser from time to time as reimbursement in the event Weyerhaeuser has been required to make any payments to the holders (or any trustee acting on behalf of such holders).

(c)           Obligor acknowledges and agrees that no occurrence or circumstance occurring after the date of this Agreement shall cause a reduction in Obligor’s obligations to Weyerhaeuser under this Agreement, other than the subsequent payment by Obligor in cash of the Indebtedness.

2.	Assumption Absolute

Obligor’s obligations under this Agreement shall in all respects be continuing, absolute, unconditional and irrevocable, and shall remain in full force and effect until all of the Indebtedness has been paid in full.  Obligor agrees that the Indebtedness will be paid strictly in accordance with the terms of each of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Weyerhaeuser with respect thereto.  The liability of Obligor under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

(a)           any change in the time, manner, or place of payment of, or in any other term of, the Indebtedness or any of the Loan Documents or any other extension, compromise or renewal of the Indebtedness;

(b)           any reduction, limitation, impairment or termination of the Indebtedness for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Obligor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Indebtedness;

(c)           any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of any of the Loan Documents;

(d)           any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, securing any of the Indebtedness; or

(e)           any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Weyerhaeuser or Obligor.

3.	Continued Liability

Notwithstanding the assumption by Obligor of the Indebtedness of Weyerhaeuser pursuant to Section 1(a), as between Weyerhaeuser and the holders of the Indebtedness, Weyerhaeuser shall continue to be the primary obligor with respect to the Indebtedness and Weyerhaeuser shall not be released from its obligations under the Indebtedness as a result of this Agreement.  In no event shall this Agreement be construed to constitute an assignment or transfer of any of the rights or obligations of Weyerhaeuser under the Loan Documents.

4.	Representations and Warranties

Obligor represents, warrants and affirms for the benefit of the holders of the Indebtedness as follows:

(a)           Obligor is a corporation duly organized and validly existing under the laws of the state of Washington with all requisite power and authority to own and operate its properties, to conduct its business as proposed to be conducted and to enter into and perform its obligations under this Agreement.

(b)           This Agreement constitutes a legal, valid and binding obligation of Obligor enforceable against it in accordance with its terms.

5.	Binding Effect, Etc.

This Agreement shall be binding upon Obligor and its successors and assigns and shall inure to the benefit of each of Weyerhaeuser and their respective successors and assigns; provided, however, that Obligor may not assign any of its obligations or rights under this Agreement.  Weyerhaeuser is the intended beneficiary of the obligations of Obligor under this Agreement and shall be entitled to commence and pursue any action or proceeding against Obligor with respect to Obligor’s obligations under this Agreement.

6.	Amendments

This Agreement may not be amended, supplemented, modified or otherwise terminated without the prior written consent of Weyerhaeuser.

7.	Counterparts

This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

8.	Severability

The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

9.	Headings

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.	No Waiver; Remedies

No failure on the part of Weyerhaeuser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

11.	Governing Law; Jurisdiction

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(b)           ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, OF WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, OBLIGOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  OBLIGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY LOAN DOCUMENT RELATED HERETO OR THERETO.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF WEYERHAEUSER TO COMMENCE PROCEEDINGS OR BRING ANY ACTION OR OTHERWISE PROCEED AGAINST OBLIGOR IN ANY COURT OF ANY OTHER JURISDICTION.

12.	Waiver of Jury Trial

OBLIGOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY WEYERHAEUSER AGAINST ANY OBLIGOR, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  OBLIGOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, OBLIGOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered on the date first above written.

WEYERHAEUSER NR COMPANY

By:
Jeffrey W. Nitta
Vice President and Treasurer

ACKNOWLEDGED AND AGREED TO BY:

WEYERHAEUSER COMPANY

By:
Jeffrey W. Nitta
Vice President and Treasurer

Schedule I
Outstanding Indebtedness

Type	Issue Date	Maturity Date	Original Principal	Rate	Repurchases	Balance
Debenture	09/27/1991 12:00:00 AM	10/01/2021	150,000,000.00	9.0	0.00	150,000,000.00
Debenture	03/01/1993 12:00:00 AM	03/01/2013	250,000,000.00	7.50	-94,389,000.00	155,611,000.00
Debenture	07/01/1993 12:00:00 AM	07/01/2013	250,000,000.00	7.25	-121,474,000.00	128,526,000.00
Debenture	07/15/1993 12:00:00 AM	07/15/2023	250,000,000.00	7.13	-58,911,000.00	191,089,000.00
Debenture	01/15/1995 12:00:00 AM	01/15/2025	300,000,000.00	8.50	0.00	300,000,000.00
Debenture	03/15/1995 12:00:00 AM	03/15/2025	250,000,000.00	7.95	-113,967,000.00	136,033,000.00
Debenture	07/01/1996 12:00:00 AM	07/01/2026	200,000,000.00	7.35	-137,688,000.00	62,312,000.00
Debenture	07/01/1996 12:00:00 AM	07/01/2026	200,000,000.00	7.85	-100,101,000.00	99,899,000.00
Debenture	08/01/1997 12:00:00 AM	08/01/2017	300,000,000.00	6.95	-19,216,000.00	280,784,000.00
Debenture	10/08/1997 12:00:00 AM	10/01/2027	300,000,000.00	6.95	0.00	300,000,000.00
Debenture	01/30/1998 12:00:00 AM	02/01/2018	100,000,000.00	7.00	-37,658,000.00	62,342,000.00
Debenture	03/12/2002 12:00:00 AM	03/15/2032	1,250,000,000.00	7.38	0.00	1,250,000,000.00
Debenture	12/17/2002 12:00:00 AM	12/15/2033	275,000,000.00	6.88	0.00	275,000,000.00
IRB-Fixed	04/21/1992 12:00:00 AM	04/01/2022	61,200,000.00	6.80	0.00	61,200,000.00
IRB-Fixed	04/21/1992 12:00:00 AM	04/01/2022	27,000,000.00	6.70	0.00	27,000,000.00
Medium Term Notes	04/22/1993 12:00:00 AM	04/22/2013	5,000,000.00	7.25	0.00	5,000,000.00
Medium Term Notes	06/22/1993 12:00:00 AM	06/25/2013	20,000,000.00	7.30	0.00	20,000,000.00
Medium Term Notes	07/06/1993 12:00:00 AM	07/08/2013	10,300,000.00	7.18	0.00	10,300,000.00
Medium Term Notes	07/14/1993 12:00:00 AM	07/15/2013	3,000,000.00	7.17	0.00	3,000,000.00
Medium Term Notes	07/21/1993 12:00:00 AM	07/22/2013	5,000,000.00	7.14	0.00	5,000,000.00
Medium Term Notes	07/21/1993 12:00:00 AM	07/22/2013	26,200,000.00	7.13	0.00	26,200,000.00
Medium Term Notes	06/05/1998 12:00:00 AM	06/05/2009	10,000,000.00	6.45	0.00	10,000,000.00
Medium Term Notes	06/05/1998 12:00:00 AM	06/05/2012	3,500,000.00	6.60	0.00	3,500,000.00
Medium Term Notes	06/17/1998 12:00:00 AM	06/17/2009	5,000,000.00	6.45	0.00	5,000,000.00
Medium Term Notes	06/18/1998 12:00:00 AM	06/18/2013	10,000,000.00	6.60	0.00	10,000,000.00
Medium Term Notes	06/18/1998 12:00:00 AM	06/18/2009	3,200,000.00	6.45	0.00	3,200,000.00
Medium Term Notes	07/06/1998 12:00:00 AM	07/07/2009	3,000,000.00	6.45	0.00	3,000,000.00
Medium Term Notes	07/08/1998 12:00:00 AM	07/09/2012	7,500,000.00	6.60	0.00	7,500,000.00
Medium Term Notes	07/09/1998 12:00:00 AM	07/09/2010	3,000,000.00	6.50	0.00	3,000,000.00
Medium Term Notes	07/14/1998 12:00:00 AM	07/14/2009	32,000,000.00	6.45	0.00	32,000,000.00
Medium Term Notes	08/19/1998 12:00:00 AM	09/19/2009	20,000,000.00	6.45	0.00	20,000,000.00
Notes-Fixed	03/12/2002 12:00:00 AM	03/15/2012	1,750,000,000.00	6.75	-316,878,000.00	1,433,122,000.00
Notes-Fixed	12/17/2002 12:00:00 AM	12/15/2009	325,000,000.00	5.25	-288,036,000.00	36,964,000.00
Notes-Variable	09/24/2007 12:00:00 AM	09/24/2009	450,000,000.00	Variable	-154,650,000.00	295,350,000.00
						5,411,932,000.00